Exhibit 99.1

Execution Version

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT, dated as of October 3, 2022 (this “Amendment”), is among GM Financial Automobile Leasing Trust 2021-2 (the “Issuer”), AmeriCredit Financial Services, Inc., d/b/a GM Financial (“GM Financial”), individually and in its capacity as Servicer (in such capacity, the “Servicer”), Lender (in such capacity, the “Lender”), and Administrator (in such capacity, the “Administrator”), GMF Leasing LLC (the “Depositor”), ACAR Leasing Ltd. (the “Titling Trust”), APGO Trust (the “Settlor”), Computershare Trust Company, N.A. (“Computershare”), as Administrative Agent under and as defined in the Credit and Security Agreement (as defined below), and as successor Collateral Agent, successor Indenture Trustee and successor 2021-2 Exchange Noteholder (each as defined below), Wells Fargo Bank, N.A. (“Wells Fargo”), as existing Collateral Agent (in such capacity, the “Collateral Agent”), existing Indenture Trustee under the Indenture (as defined below) (in such capacity, the “Indenture Trustee”), and existing 2021-2 Exchange Noteholder (in such capacity, the “2021-2 Exchange Noteholder”), Wilmington Trust Company, as Owner Trustee under the Trust Agreement (as defined below), and amends and supplements (i) the 2021-2 Exchange Note Supplement, dated as of April 6, 2021 (as amended to date, the “Exchange Note Supplement”), among the Titling Trust, as Borrower, the Lender, the Servicer, Computershare, as Administrative Agent (as defined in the Credit and Security Agreement) and Wells Fargo, as Collateral Agent to the Second Amended and Restated Credit and Security Agreement, dated as of January 24, 2018 (the “Credit and Security Agreement”), among the Titling Trust, as Borrower, the Lender, the Servicer, Computershare, as Administrative Agent (as defined in the Credit and Security Agreement) and Wells Fargo, as Collateral Agent, (ii) the Indenture, dated as of April 6, 2021 (as amended to date, the “Indenture”), among the Issuer, the Servicer and Wells Fargo, as Indenture Trustee (in such capacity, the “Indenture Trustee”), (iii) the Amended and Restated Trust Agreement, dated as of April 6, 2021 (as amended to date, the “Trust Agreement”), among the Depositor and the Owner Trustee and (iv) the Administration Agreement, dated as of April 6, 2021 (as amended to date, the “Administration Agreement” and collectively with the Exchange Note Supplement, the Indenture and the Trust Agreement, the “Agreements,” and each, individually, an “Agreement”), among the Issuer, the Depositor, the Administrator, and Wells Fargo, as Indenture Trustee.

PRELIMINARY STATEMENTS

WHEREAS, simultaneously with the execution hereof, Wells Fargo will assign all of its rights and obligations as Collateral Agent, Indenture Trustee and 2021-2 Exchange Noteholder under the Program Documents to Computershare and Computershare has accepted all rights and obligations of the Collateral Agent, Indenture Trustee and 2021-2 Exchange Noteholder under the Program Documents, in each case, pursuant to the terms of the Assignment Agreement;

WHEREAS, to effectuate such transfer by Wells Fargo of its rights and obligations as Collateral Agent, Indenture Trustee and 2021-2 Exchange Noteholder, simultaneously with the execution hereof, the applicable parties hereto will enter into (i) the Third Amended and Restated Credit and Security Agreement, dated as of October 3, 2022 (the “Amended Credit and Security Agreement”), among the Titling Trust, as Borrower, the Lender, the Servicer, Computershare, as Administrative Agent (as defined in the Credit and Security Agreement) and as Collateral Agent, and (ii) the Fourth Amended and Restated Servicing Agreement, dated as of October 3, 2022 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Amended Base Servicing Agreement”), among the Titling Trust, the Servicer, the Settlor, and Computershare, as Collateral Agent and Indenture Trustee;

WHEREAS, each of the parties to each Agreement wish to amend the Agreements and to make certain acknowledgements in accordance with the terms set forth in this Amendment, to evidence the acceptance of the appointment of Computershare as successor Collateral Agent, successor Indenture Trustee and successor 2021-2 Exchange Noteholder; and

WHEREAS, the other parties hereto wish to provide their consent to such amendments of the Agreements in accordance with this Amendment.

NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in this Section 1 or in Appendix 1 to the Exchange Note Supplement (“Appendix 1”). The following terms used in this Amendment shall have the following meanings:

“Assignment Agreement” means the Assignment and Assumption Agreement, dated as of October 3, 2022, among Wells Fargo, Computershare and GM Financial, as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Effective Date” means October 3, 2022.

SECTION 2. Amendments to the Exchange Note Supplement. The Exchange Note Supplement is hereby amended as follows:

2.01 All references in the Exchange Note Supplement to Wells Fargo as Collateral Agent or as Indenture Trustee are hereby amended to mean Computershare as Collateral Agent or as Indenture Trustee, as applicable.

2.02 The definition of “Indenture Trustee” contained in Appendix 1 is amended and restated in its entirety as follows:

“ ‘Indenture Trustee’ means Computershare Trust Company, N.A., a national banking association, as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.”

2.03 Criterion (2) of Exhibit A to Appendix 1 is amended and restated in its entirety as follows:

“(2) Good Title. The Titling Trust has good title, or the Servicer has commenced procedures that will result in good title, to each 2021-2 Lease Agreement and each 2021-2 Leased Vehicle, free and clear of any Liens (other than the Liens in favor of the Collateral Agent granted in accordance with the Credit and Security Agreement); and the Collateral Agent has a security interest in each 2021-2 Lease Agreement and the related 2021-2 Leased Vehicle which was validly created and is a perfected, first priority security interest, and is noted as lienholder on the related Certificate of Title; provided, that, with respect to any 2021-2 Lease Agreement and 2021-2 Leased Vehicle pledged to the 2021-2 Designated Pool on or prior to December 31, 2022, a Certificate of Title may list Wells Fargo Bank, N.A. as lienholder on such Certificate of Title, provided, further, that Wells Fargo Bank, N.A. has validly assigned the lien to the Collateral Agent; and all transfer and similar taxes imposed in connection with the transfer of such 2021-2 Leased Vehicle have been paid.”

2.04 Criterion (12) of Exhibit A to Appendix 1 is amended and restated in its entirety as follows:

“(12) Security Interest in Financed Vehicle. The related 2021-2 Leased Vehicle is titled in the name of a Titling Trust Permissible Name and the Collateral Agent is listed as the recorded lienholder or recorded holder of a security interest in such 2021-2 Leased Vehicle, or the Servicer has commenced procedures that will result in such 2021-2 Leased Vehicle being titled in the name of a Titling Trust Permissible Name and the Collateral Agent being listed as recorded lienholder or recorded holder of a security interest in such 2021-2 Leased Vehicle; provided, that, with respect to any 2021-2 Lease Agreement and 2021-2 Leased Vehicle pledged to the 2021-2 Designated Pool on or prior to December 31, 2022, a Certificate of Title may list Wells Fargo Bank, N.A. as lienholder on such Certificate of Title provided that Wells Fargo Bank, N.A. has validly assigned the lien to the Collateral Agent;”

SECTION 3. Amendments to the Indenture. The Indenture is hereby amended as follows:

3.01 All references in the Indenture to Wells Fargo as Collateral Agent or as Indenture Trustee are hereby amended to mean Computershare as Collateral Agent or as Indenture Trustee, as applicable.

3.02 Section 2.10(i)(ii) is amended and restated in its entirety as follows:

“(ii) Each such authoritative copy (A) is unique, identifiable and unalterable (other than with the participation of the custodian thereof on behalf of the Indenture Trustee in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision), and (B) has been communicated to and is maintained by or on behalf of the custodian thereof for the benefit of the Indenture Trustee. The Issuer has confirmed that the authoritative copy of each contract that constitutes or evidences electronic chattel paper does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee or, with respect to the authoritative copy of a contract originated on or prior to December 31, 2022, Wells Fargo Bank, N.A. (provided that Wells Fargo Bank, N.A. has validly assigned the lien on such contract to the Indenture Trustee);”

3.03 Section 2.10(n) is amended and restated in its entirety as follows:

“(n) None of the instruments, certificated securities or tangible chattel paper that constitute or evidence the Indenture Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee or, with respect to instruments, certificated securities or tangible chattel paper evidencing Indenture Collateral originated on or prior to December 31, 2022, Wells Fargo Bank, N.A. (provided that Wells Fargo Bank, N.A. has validly assigned the lien on such instruments, certificated securities or tangible chattel paper, as applicable, to the Indenture Trustee).”

SECTION 4. Amendments to the Trust Agreement. The Trust Agreement is hereby amended as follows:

4.01 All references in the Trust Agreement to Wells Fargo as Collateral Agent, or as Indenture Trustee, are hereby amended to mean Computershare as Collateral Agent or as Indenture Trustee, as applicable.

4.02 Section 3.8 is amended and restated in its entirety as follows:

“Maintenance of Office or Agency. The Certificate Registrar shall maintain an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Trust Certificates and the Program Documents may be served. The Certificate Registrar designates its offices at Computershare Trust Company, N.A., 600 South 4th Street, MAC N9300-070, Minneapolis, Minnesota 55415, Attention: Corporate Trust Administration for such purposes. The Certificate Registrar shall give prompt written notice to the Depositor and to the Trust Certificateholders of any change in the location of the Certificate Register or any such office or agency.”

SECTION 5. Amendments to the Administration Agreement. The Administration Agreement is hereby amended as follows:

5.01 All references in the Administration Agreement to Wells Fargo as Collateral Agent or as Indenture Trustee are hereby amended to mean Computershare as Collateral Agent or as Indenture Trustee, as applicable.

SECTION 6. Acknowledgement of Computershare Trust Company, N.A. as Collateral Agent and Indenture Trustee.

6.01 Acknowledgment and Acceptance. Each party to this Amendment acknowledges and agrees that, as of the Effective Date:

(a) Wells Fargo has assigned all of its rights and obligations as Collateral Agent, the Indenture Trustee and the 2021-2 Exchange Noteholder to Computershare pursuant to the terms of the Assignment Agreement and Wells Fargo has relinquished its rights and is released from its obligations as Collateral Agent, Indenture Trustee and 2021-2 Exchange Noteholder under the Program Documents, except as otherwise set forth in the Assignment Agreement; and

(b) (i) In accordance with the Assignment Agreement, Computershare has been assigned, and has accepted, all of the rights and obligations of the Collateral Agent, the Indenture Trustee and the 2021-2 Exchange Noteholder under the Program Documents, (ii) Computershare is appointed successor Collateral Agent, successor Indenture Trustee and successor 2021-2 Exchange Noteholder and (iii) all references in the Program Documents to the Collateral Agent, the Indenture Trustee or the 2021-2 Exchange Noteholder shall mean Computershare in the applicable capacity.

6.02 Notices. Each party hereto agrees that all notices required or permitted to be given to the Collateral Agent, the Indenture Trustee or the 2021-2 Exchange Noteholder pursuant to any Program Document shall be provided in accordance with the notice provisions set forth in the applicable Program Document to Computershare Trust Company, N.A., as Collateral Agent, Indenture Trustee or 2021-2 Exchange Noteholder, as applicable, at the following address: 600 South 4th Street, MAC N9300-070, Minneapolis, Minnesota 55415, Attention: Corporate Trust Administration or at such other address as Computershare may designate from time to time in accordance with the terms of the Program Documents.

SECTION 7. Confirmation of Security Interests.

7.01 The Borrower hereby confirms its Grant under the Credit and Security Agreement of a security interest in the Collateral to Computershare, as Collateral Agent. In addition, the Borrower hereby confirms its Grant under the 2021-2 Exchange Note Supplement to Computershare, as Collateral Agent on behalf of the 2021-2 Secured Parties, of a security interest in the Collateral and acknowledges and agrees that such Grant includes (but is not limited to) a Grant to Computershare, as Collateral Agent on behalf of the 2021-2 Exchange Noteholder, of a security interest in the Collateral Assets included in the 2021-2 Designated Pool.

7.02 The Issuer hereby confirms its Grant under the Indenture of a security interest in the Indenture Collateral to Computershare, as Collateral Agent on behalf of the 2021-2 Secured Parties.

SECTION 8. Appointment of Authenticating Agent, Paying Agent and Certificate Registrar.

8.01 Authenticating Agent. The Depositor hereby appoints Computershare to succeed Wells Fargo as Authenticating Agent and Computershare hereby accepts such appointment and agrees to act as Authenticating Agent pursuant to and in accordance with the terms of the Trust Agreement.

8.02 Paying Agent. Pursuant to Section 3.9 of the Trust Agreement, the Depositor hereby appoints Computershare to succeed Wells Fargo as Paying Agent and Computershare hereby accepts such appointment and agrees to act as Paying Agent pursuant to and in accordance with the terms of the Trust Agreement.

8.03 Certificate Registrar. Pursuant to Section 3.4(a) of the Trust Agreement, the Depositor hereby appoints Computershare to succeed Wells Fargo as Certificate Registrar and Computershare hereby accepts such appointment and agrees to act as Certificate Registrar pursuant to and in accordance with the terms of the Trust Agreement.

8.04 Notices. Each party hereto agrees that all notices required or permitted to be given to the Authenticating Agent, the Paying Agent or the Certificate Registrar shall be provided in accordance with Section 11.3 of the Trust Agreement to Computershare Trust Company, N.A., as Authenticating Agent, Paying Agent or Certificate Registrar, as applicable, at the following address: 600 South 4th Street, MAC N9300-070, Minneapolis, Minnesota 55415, Attention: Corporate Trust Administration or at such other address as Computershare may designate from time to time in accordance with the terms of the Program Documents.

SECTION 9. Consents.

9.01 Trust Certificateholder Consent. GMF Leasing LLC, as sole Trust Certificateholder, holding Trust Certificates evidencing 100% of the Percentage Interests, hereby consents to this Amendment pursuant to Section 11.1(b) of the Trust Agreement.

SECTION 10. Accounts.

10.01 Notice of Account Transfer. Except as otherwise set forth in Section 2.3 of the 2021-2 Servicing Supplement, if the Indenture Trustee transfers any Account to another Eligible Institution, it shall provide no less than sixty (60) days prior written notice to GM Financial and shall consult with GM Financial no less than sixty (60) days in advance of any change in who shall be such Eligible Institution.

10.02 Agreements Regarding Accounts. Wells Fargo Bank, N.A. hereby agrees to (i) comply with the obligations of the Securities Intermediary set forth in Section 2.3(g) of the 2021-2 Servicing Supplement and (ii) subordinate any claim or interests of Wells Fargo Bank, N.A. in the Accounts to the interests of the Indenture Trustee. If the Indenture Trustee transfers any Account to another Eligible Institution, other than Wells Fargo Bank, N.A., the Indenture Trustee hereby agrees to cause such Eligible Institution to agree with the Indenture Trustee, in writing, to subordinate any claim or interests of such Eligible Institution in the Accounts to the interest of the Indenture Trustee.

SECTION 11. Conditions Precedent. The parties to this Amendment, by executing and delivering this Amendment, intend to amend the Agreements, on the terms and conditions set forth in this Amendment, as of the date hereof, and this Amendment shall become effective on the date on which the following conditions have been satisfied:

11.01 the Administrative Agent or its counsel shall have received counterpart signature pages to this Amendment, the Amended Credit and Security Agreement, the Amended Base Servicing Agreement and each other document, certificate and opinion to be executed or delivered by or among some or all of the parties hereto in connection with this Amendment, as more fully described on the closing list attached as Exhibit A hereto; and

11.02 the representations and warranties of the Issuer, the Depositor, the Titling Trust, GM Financial and the Settlor set forth or referred to in Section 12 hereof shall be true and correct in all material respects on the date hereof as though made on and as of the date hereof (except for representations and warranties which relate to a specific date, which shall be true and correct as of such date).

SECTION 12. Covenants, Representation and Warranties of the Issuer, the Depositor, the Titling Trust, GM Financial and the Settlor.

12.01 Upon the effectiveness of this Amendment, each of the Issuer, the Depositor, the Titling Trust, GM Financial and the Settlor hereby (i) reaffirms all covenants, representations and warranties made by it in the Program Documents to which it is a party to the extent the same are not amended hereby and (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date of this Amendment.

12.02 Each of the Issuer, the Depositor, the Titling Trust, GM Financial and the Settlor hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 13. Ratification. Each Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

SECTION 14. Reference to and Effect on the Agreements.

14.01 Upon the effectiveness of this Amendment, (i) each reference in an Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to such Agreement as amended hereby, and (ii) each reference to an Agreement in any document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to such Agreement as amended hereby.

14.02 Except as specifically amended above, the terms and conditions of each Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

14.03 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Agents under any of the Agreements or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 15. Execution in Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but together they shall constitute one and the same instrument. Facsimile and .pdf signatures shall be deemed valid and binding to the same extent as the original and the parties affirmatively consent to the use thereof, with no such consent having been withdrawn. Each party agrees that this Amendment and any documents to be delivered in connection with this Amendment may be executed by means of an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable. Any electronic signatures appearing on this Amendment and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

SECTION 16. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW); PROVIDED, THAT, NOTWITHSTANDING THE FOREGOING, ANY PROVISION OF THIS AMENDMENT RELATING TO THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

SECTION 17. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 18. Limitation of Liability of Wilmington Trust Company. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as (i) owner trustee of the Titling Trust, in the exercise of the powers and authority conferred and vested in it under the Titling Trust Agreement, (ii) owner trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Issuer Trust Agreement, and (iii) owner trustee of the Settlor, in the exercise of the powers and authority conferred and vested in it under the trust agreement of the Settlor, (b) each of the representations, undertakings and agreements herein made on the part of the Titling Trust, the Settlor and the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Titling Trust, the Settlor or the Issuer, as applicable, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under the parties hereto, (d) Wilmington Trust Company has made no investigation as to the accuracy or completeness of any representations and warranties made by the Titling Trust, the Settlor or the Issuer in this Amendment and under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Titling Trust, the Settlor or the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Titling Trust, the Settlor or the Issuer under this Amendment or the other related documents.

SECTION 19. Fees and Expenses. Computershare hereby agrees to pay, promptly upon its receipt of an invoice therefor, the reasonable fees and out-of-pocket expenses of (i) Dorsey, & Whitney LLP, counsel to Computershare, (ii) Katten Muchin Rosenman LLP, counsel to GM Financial and its Affiliates, (iii) Morgan, Lewis & Bockius LLP, counsel to the Administrative Agent and the Agents, and (iv) Richards, Layton & Finger P.A., counsel to Wilmington Trust Company, in each case, in connection with the preparation, execution, and delivery of this Amendment and the other documents to be delivered hereunder or in connection herewith, and the reasonable fees and out-of-pocket expenses incurred by each rating agency then rating the Notes issued under the Indenture.

SECTION 20. Amendment as a Program Document. Each of the parties hereto acknowledges and agrees that this Amendment constitutes a “Program Document.”

[Signatures to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

GM FINANCIAL AUTOMOBILE LEASING TRUST 2021-2

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee of the Issuer

By:	/s/ Clarice Wright
Name:	Clarice Wright
Title:	Vice President

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, individually, as Lender, as Servicer and as Administrator

By:	/s/ Robert T. Pigott III
Name:	Robert T. Pigott III
Title:	Senior Vice President, Corporate Treasury

Address for Notices:

GM Financial
801 Cherry Street
Suite 3500
Fort Worth, Texas 76102
Attention: Chief Financial Officer

GMF LEASING LLC, individually, as Seller, as Depositor and as sole Trust Certificateholder

By:	/s/ Meredith S. Dormire
Name:	Meredith S. Dormire
Title:	Vice President, Corporate Treasury

Address for Notices:

GM Financial
801 Cherry Street
Suite 3500
Fort Worth, Texas 76102
Attention: Chief Financial Officer

[Signature Page to Omnibus Amendment (GMALT 2021-2)]

ACAR LEASING LTD.

By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee of the Titling Trust

By:	/s/ Clarice Wright
Name: Clarice Wright
Title: Vice President

Address for Notices:

GM Financial
801 Cherry Street
Suite 3500
Fort Worth, Texas 76102
Attention: Chief Financial Officer

APGO TRUST

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee of the Settlor

By:	/s/ Clarice Wright
Name: Clarice Wright
Title: Vice President

Address for Notices:

GM Financial
801 Cherry Street
Suite 3500
Fort Worth, Texas 76102
Attention: Chief Financial Officer

[Signature Page to Omnibus Amendment (GMALT 2021-2)]

COMPUTERSHARE TRUST COMPANY, N.A., as Administrative Agent (under the Credit and Security Agreement), and successor Collateral Agent, successor Indenture Trustee and successor 2021-2 Exchange Noteholder

By:	/s/ Kristen Walters
Name:	Kristen Walters
Title:	Vice President

Address for Notices:

600 South 4th Street, MAC N9300-070
Minneapolis, Minnesota 55415
Attention: Corporate Trust Services/Asset Backed Administration

[Signature Page to Omnibus Amendment (GMALT 2021-2)]

WELLS FARGO BANK, N.A., as existing Collateral Agent, existing Indenture Trustee and existing 2021-2 Exchange Noteholder

By: Computershare Trust Company, N.A., as attorney-in-fact and agent

By:	/s/ Kristen Walters
Name:	Kristen Walters
Title:	Vice President

Address for Notices:

c/o Computershare Trust Company, N.A.
600 South 4th Street, MAC N9300-070
Minneapolis, Minnesota 55415
Attention: Corporate Trust Services/Asset Backed Administration

[Signature Page to Omnibus Amendment (GMALT 2021-2)]

Solely with respect to Section 4:

WILMINGTON TRUST COMPANY, as Owner Trustee

By:	/s/ Clarice Wright
Name:	Clarice Wright
Title:	Vice President

[Signature Page to Omnibus Amendment (GMALT 2021-2)]

EXHIBIT A

CLOSING LIST

[On file with GM Financial]